Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance LLC (the “Company”)
Barclays Capital Inc.
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re: Exeter Automobile Receivables Trust 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Stat Pool  KPMG.xlsx,” provided by the Company on January 4, 2022, containing information on 41,232 automobile loan contracts (the “Loans”) as of December 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Exeter Automobile Receivables Trust 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following information sources provided by the Company:

–	Sales Contract

–	Shaw Loan Operating System

–	Global Search Imaging System (“Global Search System”)

–	Customer Acquisition and Life Cycle Management System (“CALMS”)

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
        KPMG International Limited, a private English company limited by guarantee.

The Source Documents were represented by the Company to be either the original Source Documents, a copy of the original Source Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Sales Contract by the borrower.

•
The term “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title, Lien Holder’s Release Form, Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease, Guarantee of Title, Lien Entry Form, Application for Vehicle Transaction(s) (VSD190), Application for Certificate of Ownership, Multi-Purpose Application, Application for Vehicle Transaction(s), Application for Dealer Assignment, Vehicle Application, Copy of Application for Registration, Vehicle Dealer Temporary Permit Certificate of Fact for Address Verification, Direct Lien Filing, and/or Notice of Lien Application provided by the Company.

•
The term “Titling Trust Owners Schedule” means electronic mail correspondence provided by the Company on January 19, 2022, containing titling company names and abbreviations that are acceptable variations of “Exeter Finance LLC.”

•	The term “Application for Financing” means the Credit Application, Credit Bureau Report, Truth-in Lending Disclosure Statement, and/or Agreement to Provide Insurance provided by the Company.

•	The term “Provided Information” means the Source Documents, Title Certificate, Titling Trust Owners Schedule, and Application for Financing.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.
For each Selected Loan, we compared the specified attributes listed below to the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes, constituted an exception.  The Source Documents are listed in the order of priority.

Attribute	Source Document(s)

Vehicle Identification Number (VIN)	Sales Contract, Shaw Loan Operating System

Origination Date	Sales Contract, Shaw Loan Operating System

Monthly P&I Payment	Sales Contract, Shaw Loan Operating System

Original Amount Financed	Sales Contract, Shaw Loan Operating System

Original Term to Maturity	Sales Contract, Shaw Loan Operating System

Annual Percentage Rate (APR)	Sales Contract, Shaw Loan Operating System

Model Type (New/Used)	Sales Contract, CALMS

Vehicle Model Year	Sales Contract, CALMS

Attribute	Source Document(s)

Vehicle Make	Sales Contract, CALMS

Vehicle Model (excluding trim or engine type)	Sales Contract, CALMS

Borrower State (current)	Sales Contract, Shaw Loan Operating System

FICO Score	CALMS

Custom Score	CALMS

C.	For each Selected Loan, we read the Sales Contract and found that both the borrower’s address and seller’s address were located within the United States.

D.	For each Selected Loan, we were provided access to CALMS and the Global Search System and observed the existence of the following:

i)	the underwriting overview screen with a credit approval notation;

ii)	an electronic copy of the Title Certificate listing the Company or a titling company name from the Titling Trust Owners Schedule as the security interest holder of the vehicle; and,

iii)	an electronic copy of an Application for Financing.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
February 3, 2022

Exhibit A

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
1	****2106	30	****07035	59	****46436
2	****66169	31	****89539	60	****27141
3	****18752	32	****67137	61	****16522
4	****79928	33	****56949	62	****28256
5	****61223	34	****76162	63	****48393
6	****31738	35	****67570	64	****77222
7	****39717	36	****28723	65	****16035
8	****46739	37	****27680	66	****88739
9	****46783	38	****87686	67	****28858
10	****28680	39	****29821	68	****0458
11	****21257	40	****69564	69	****98101
12	****32354	41	****49594	70	****11342
13	****9751	42	****58472	71	****99347
14	****30584	43	****49460	72	****37594
15	****67449	44	****70096	73	****09714
16	****39226	45	****68026	74	****26749
17	****56863	46	****78158	75	****57949
18	****79916	47	****78301	76	****17229
19	****80034	48	****67000	77	****00837
20	****66977	49	****66207	78	****72309
21	****18608	50	****80203	79	****37798
22	****76874	51	****97539	80	****78838
23	****20647	52	****6967	81	****60546
24	****37486	53	****68386	82	****29361
25	****36357	54	****79049	83	****88981
26	****59798	55	****19936	84	****17556
27	****66099	56	****38659	85	****88802
28	****56591	57	****59027	86	****61354
29	****50382	58	****06022	87	****17283

A-1

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
88	****38729	109	****29351	130	****16138
89	****57914	110	****06086	131	****59283
90	****66866	111	****82829	132	****09100
91	****46191	112	****58104	133	****28390
92	****39265	113	****60099	134	****27260
93	****72516	114	****0422	135	****37326
94	****30170	115	****83197	136	****21245
95	****48891	116	****70402	137	****36719
96	****38074	117	****67646	138	****69569
97	****29058	118	****86054	139	****37054
98	****29543	119	****26305	140	****18689
99	****77652	120	****28628	141	****28246
100	****28774	121	****30416	142	****98862
101	****77579	122	****52824	143	****48859
102	****86277	123	****20302	144	****96199
103	****99563	124	****22921	145	****88887
104	****70085	125	****37870	146	****67915
105	****69510	126	****46208	147	****59335
106	****70352	127	****6495	148	****48160
107	****76620	128	****49330	149	****59990
108	****09523	129	****93333	150	****31138

A-2